Investments in Companies Accounted for at Equity (Details) - Schedule of Fair Value of TSG's Dividend Preference Derivative - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of Fair Value of TSG's Dividend Preference Derivative [Abstract]
Opening balance	$ 3,000	$ 2,023
Increase in fair value recognized in profit or loss	85	1,221
Currency exchange rate in other comprehensive income (loss)	(85)	(244)
Closing balance	$ 3,000	$ 3,000